Exhibit 10.1

Execution Version

FIRST AMENDMENT

TO

CREDIT AGREEMENT

Dated as of February 28, 2013

AMONG

NEW SOURCE ENERGY PARTNERS L.P.,

AS BORROWER,

BANK OF MONTERAL

AS ADMINISTRATIVE AGENT,

ASSOCIATED BANK, N.A.,

AS SYNDICATION AGENT,

AND

THE LENDERS PARTY HERETO

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) dated as of February 28, 2013, is among NEW SOURCE ENERGY PARTNERS L.P., a Delaware limited partnership, (the “Borrower”); each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and BANK OF MONTREAL, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A. WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of February 13, 2013 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C. NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this First Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all section and exhibit references in this First Amendment refer to sections or exhibits of the Credit Agreement.

Section 2. Amendments to the Credit Agreement.

2.1 Amendment to Preamble. The preamble of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

THIS CREDIT AGREEMENT dated as of February 13, 2013 is among: New Source Energy Partners L.P., a Delaware limited partnership (the “Borrower”); each of the Lenders from time to time party hereto; Bank of Montreal (in its individual capacity, “BMO”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”); and Associated Bank, N.A., as syndication agent for the Lenders (in such capacity, together with its successors in such capacity, the “Syndication Agent”).

2.2 Amendments to Section 1.02.

(a) The definition of “Agreement” is hereby amended and restated in its entirety to read as follows:

“Agreement” means this Credit Agreement, as amended by the First Amendment to Credit Agreement dated as of February 28, 2013, and as the same may from time to time be amended, modified, supplemented or restated.

(b) The definition of “Development Agreement” is hereby amended by deleting the clause “Section 9.04(c)” of such definition and replacing such clause with “Section 9.19”.

(c) The definition of “Note Subordination Agreement” is hereby deleted in its entirety.

(d) The definition of “Security Instruments” is hereby amended by deleting the clause “, the Note Subordination Agreement” from such definition.

(e) The definition of “Subordinated Promissory Note” is hereby deleted in its entirety.

2.3 Amendment to Section 9.02(g) and (h). Section 9.02(g) is hereby deleted and Section 9.02(h) is hereby renumbered to be Section 9.02(g).

2.4 Amendments to Section 9.04. Section 9.04 is hereby amended as follows:

(a)	Section 9.04 is hereby retitled to read “Restricted Payments”;

(b)	Section 9.04(b) and Section 9.04(c) are hereby deleted in their entirety; and

(c)	Section 9.04(a) is hereby renumbered to be Section 9.04.

2.5 Amendment to Section 9.18. Section 9.18 is hereby amended by deleting clause (a) of such Section 9.18 and replacing such clause with the following:

(a) Swap Agreements in respect of commodities (i) with an Approved Counterparty and (ii) the notional volumes for which (when aggregated with other commodity Swap Agreements then in effect other than put or floor options as to which an upfront premium has been paid and which do not require further payments by the Borrower or any Subsidiary or basis differential swaps on volumes already hedged pursuant to other Swap Agreements) do not exceed, as of the date such Swap Agreement is entered into, (A) for the first 24 months following the date such Swap Agreement is entered into, 90%, and (B) for the next 36 months thereafter, 80%, of the reasonably anticipated projected production from proved, developed, producing Oil and Gas Properties for each month during the period during which such Swap Agreement is in effect for each of (1) crude oil, (2) natural gas liquids, and (3) natural gas, calculated separately; provided that Swap Agreements in respect of crude oil existing on the First Amendment Effective Date (as defined in the First Amendment) with notional volumes in excess of the amounts allowed under this Section 9.18(a) are permitted and shall be deemed not to violate this Section 9.18(a) (however, for the avoidance of any doubt, all Swap Agreements in respect of crude oil shall be counted when determining whether Swap Agreements in respect of crude oil entered into after the First Amendment Effective Date comply with this Section9.18(a)),

2.6 Amendment to Section 11.12. Section 11.12 is hereby amended and restated in its entirety to read as follows:

Section 11.12 The Arranger and the Syndication Agent. The Arranger and the Syndication Agent shall have no duties, responsibilities or liabilities under this Agreement and the other Loan Documents other than their duties, responsibilities and liabilities in their capacity as Lenders hereunder.

2.7 Amendment to Exhibit E. Exhibit E is hereby amended by deleting item 5 in its entirety from such Exhibit E and renumbering items 6 and 7 to be items 5 and 6, respectively.

Section 3. Increase in Aggregate Maximum Credit Amounts, Assignment, New Lender and Reallocation of Commitments and Loans; Borrowing Base Increase.

3.1 Increase in Aggregate Maximum Credit Amounts, Assignment, New Lender and Reallocation of Commitments and Loans. Each of BMO Harris Financing, Inc., as the sole Lender party to the Credit Agreement immediately prior to the First Amendment Effective Date (the “Existing Lender”), the Borrower and Associated Bank, N.A. (the “New Lender”), hereby agrees as follows, effective as of the First Amendment Effective Date: (a) the Existing Lender hereby irrevocably sells and assigns to the New Lender, and the New Lender hereby irrevocably purchases and assumes from the Existing Lender, 50% of the Existing Lender’s Maximum Credit Amount and Commitment of $60,000,000 (and 50% of any Loans and LC Exposure then outstanding), such that immediately after giving effect thereto, the Existing Lender shall have a Maximum Credit Amount of $30,000,000 and the New Lender shall have a Maximum Credit Amount of $30,000,000 (the “Assignment”); and (b) immediately after giving effect to the Assignment, each of the Existing Lender and the New Lender hereby agrees to increase the Aggregate Maximum Credit Amounts and Commitments by each increasing its respective Maximum Credit Amount from $30,000,000 to $75,000,000, such that after giving effect thereto, the Existing Lender shall have a Maximum Credit Amount of $75,000,000 and the New Lender shall have a Maximum Credit Amount of $75,000,000 (the “Commitment Increase”). The Administrative Agent, the Existing Lender, the New Lender and the Borrower hereby consent and agree to the Assignment and the Commitment Increase. On the First Amendment Effective Date, (x) after giving effect to the Assignment, the New Lender shall become a party to the Credit Agreement, as amended by this First Amendment, as a “Lender” and have all of the rights and obligations of a Lender under the Credit Agreement, as amended by this First Amendment, and the other Loan Documents, and (y) after giving effect to the Assignment and the Commitment Increase, the Maximum Credit Amount and the Commitment of each Lender (including both the Existing Lender and the New Lender) shall be as set forth on Annex I of this First Amendment, which Annex I supersedes and replaces Annex I to the Credit Agreement. With respect to the Assignment, the New Lender shall be deemed to have acquired the Maximum Credit Amount and Commitment assigned to it from the Existing Lender pursuant to the terms of the Assignment and Assumption attached as Exhibit F to the Credit Agreement (the “Assignment Agreement”), and on the First Amendment Effective Date, the New Lender and the Existing

Lender shall be deemed to have entered into the Assignment Agreement pursuant to which (i) the New Lender shall be the “Assignee”, (ii) the Existing Lender shall be the “Assignor”, (iii) the term “Effective Date” shall be the “First Amendment Effective Date” as defined herein and (iv) item 6 therein shall be deemed to be deleted. Notwithstanding Section 12.04(b)(ii)(C), the Lenders deemed to be parties to the Assignment Agreement shall not be required to pay a processing and recordation fee of $3,500 to the Administrative Agent. On the First Amendment Effective Date, the Administrative Agent shall take the actions specified in Section 12.04(b)(v), including recording the assignment described herein in the Register, and such assignment shall be effective for purposes of the Credit Agreement. If, on the First Amendment Effective Date, any Eurodollar Loans have been funded, then the Borrower shall be obligated to pay any breakage fees or costs that are payable pursuant to Section 5.02, in connection with the reallocation of such outstanding Eurodollar Loans to effectuate the provisions of this paragraph.

3.2 Borrowing Base Increase. For the period from and including the First Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $60,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 8.13(c) or Section 9.12(d).

Section 4. Conditions Precedent. This First Amendment shall become effective on the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “First Amendment Effective Date”):

4.1 The Administrative Agent shall have received from the Lenders and the Borrower, (in such number as may be requested by the Administrative Agent) counterparts of this First Amendment signed on behalf of such Person.

4.2 No Default shall have occurred and be continuing as of the First Amendment Effective Date.

4.3 The Administrative Agent shall have received new duly executed Notes payable to the order of BMO Harris Financing, Inc. and Associated Bank, N.A., to the extent requested by each such Lender, in a principal amount equal to the applicable new Maximum Credit Amount of such Lender, dated as of the First Amendment Effective Date.

4.4 The Administrative Agent shall have received satisfactory evidence that the Borrower has repaid in full the Subordinated Promissory Note, and the Subordinated Promissory Note has been marked canceled or has otherwise been terminated, prior to or contemporaneously with the First Amendment Effective Date.

4.5 The Administrative Agent shall have received satisfactory evidence that on the First Amendment Effective Date, and after giving effect to the transactions contemplated to occur on the Frist Amendment Effective Date, the Borrower will have not less than $20,000,000 of unused Commitments.

4.6 The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective (and the First Amendment Effective Date shall occur) when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5. Miscellaneous.

5.1 Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

5.2 Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event, development or circumstance has occurred which individually or in the aggregate has resulted in, or could reasonably be expected to have, a Material Adverse Effect.

5.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by telecopy, facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

5.4 No Oral Agreement. This First Amendment, the Credit Agreement, and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

5.5 GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

5.6 Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.7 Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:	NEW SOURCE ENERGY PARTNERS L.P.

By: New Source Energy GP, LLC,
its general partner

	By:	/s/ Kristian B. Kos
Kristian B. Kos
President and Chief Executive Officer

Signature Page to First Amendment to Credit Agreement

ADMINISTRATIVE AGENT:	BANK OF MONTREAL,
as Administrative Agent and Issuing Bank

	By:	/s/ Gumaro Tijerina
	Name:	Gumaro Tijerina
	Title:	Director

Signature Page to First Amendment to Credit Agreement

LENDER:	BMO HARRIS FINANCING, INC.,
as a Lender

	By:	/s/ Gumaro Tijerina
	Name:	Gumaro Tijerina
	Title:	Director

Signature Page to First Amendment to Credit Agreement

LENDER:	ASSOCIATED BANK, N.A.,
as a Lender

	By:	/s/ Timothy Brendel
	Name:	Timothy Brendel
	Title:	Senior Vice President

Signature Page to First Amendment to Credit Agreement

Annex I

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount
BMO Harris Financing, Inc.	50.00%	$75,000,000.00
Associated Bank, N.A.	50.00%	$75,000,000.00

TOTAL	100.00%	$150,000,000.00

Annex I